UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

STEM SALES, INC.
(Exact name of registrant as specified in its charter)

Florida	333-197814	46-5537828
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 West Bay Drive, Suite 418 Largo, FL	33770
(address of principal executive offices)	(zip code)

(727) 415-9409
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Public Accountant:

a.

On June 22, 2015, the Company was informed that our registered independent public accountant, DKM Certified Public Accountants of Clearwater Florida (“DKM”), will be withdrawing from work before the Securities and Exchange Commission (“SEC”).

b.

DKM had audited the period from Inception (April 9, 2014) through December 31, 2014 and reviewed the financial statements of the quarterly period ended March 31, 2015.  The report for the period from Inception (April 9, 2014) through December 31, 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the audit firm, commencing April 9, 2014 through June 22, 2015, including the annual statement for December 31, 2014 and the quarterly statement for March 31, 2015, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. Through the interim period ending June 22, 2015 (the date of DKM’s letter announcing its withdrawal from work before the SEC), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized DKM to respond fully to the inquiries of the successor accountant

e.

During the period from Inception (April 9, 2014) through December 31, 2014 and the interim period through June 22, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Public Accountant:

a.

On June 25, 2015, the Company engaged Accell Audit and Compliance, P.A. (“Accell”) of Tampa, FL, as its new registered independent public accountant. During the year ended December 31, 2014 and prior to June 25, 2015 (the date of the new engagement), we did not consult with Accell regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Accell, in either case where written or oral advice provided by Accell would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from DKM Certified Public Accountants, dated June 30, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM SALES, INC.

Dated: June 30, 2015	/s/ ROBERT M. SNIBBE, JR.
Robert M. Snibbe, Jr.
President and Director

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